Harland Clarke Holdings Corp. J.P. Morgan Global High Yield & Leveraged Finance Conference February 26, 2013

1 Forward Looking Statements Certain information in this presentation may be considered forward-looking information within the definition of the Private Securities Litigation Reform Act of 1995. This information is based on the Company's current expectations and actual results could vary materially depending on risks and uncertainties that may affect the Company's operations, markets, services, prices and other factors as discussed in filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, general and economic conditions and declines in the industries in which we participate. There is no assurance that the Company's expectations will be realized. All forward looking statements speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. The Company assumes no obligation to update any forward-looking information contained in this presentation.

2 Agenda I. Harland Clarke Holdings Corp. Overview Chuck Dawson Chief Executive Officer III. Financial Overview Peter Fera Chief Financial Officer II. Business Segment Overviews Chuck Dawson Chief Executive Officer

Management Presenters 3 Chuck Dawson Harland Clarke Holdings President and Chief Executive Officer 35+ years of experience in the financial services and security printing industry 19 years with Clarke American / Harland Clarke Former Chief Executive Officer of Rocky Mountain Bank Note; began career at IBM B.A. in Marketing and an MBA from Lamar University Peter Fera Harland Clarke Holdings Executive Vice President and Chief Financial Officer 18 years of experience with Harland Clarke, Honeywell, and GE in various financial and operational leadership roles Appointed Executive Vice President and Chief Financial Officer in May 2007 Former Chief Financial Officer of Honeywell’s Aircraft Landing Systems business from October 2003 to April 2005 B.A. in Mechanical Engineering from University of Pennsylvania, an M.A. in Mechanical Engineering from MIT and an MBA in Management from MIT's Sloan School of Management Raju Shivdasani Harland Financial Solutions President and Chief Executive Officer Over 40 years of experience in the financial technology industry 11 years with Harland Financial Solutions, appointed President in 2009 and President and CEO in March 2012 Prior senior management positions at Fiserv, Phoenix International and Citicorp Information Resources Bachelor of Commerce degree from , St. Xaviers College, Calcutta, India and Diploma in Programming Technology from Control Data Institute, Los Angeles

4 I. Harland Clarke Holdings Corp. Overview Chuck Dawson, Chief Executive Officer

Harland Clarke Holdings Snapshot

HARLAND CLARKE HOLDINGS CORP.™

Leading Industry Positions

- **Harland Clarke**: Leading provider of checks and related products, marketing services, customized business and consumer products, and security and fraud solutions
- **Harland Financial Solutions**: Trusted provider of software and services
- **Scantron**: Recognized provider of technology-enabled data management and testing /assessment solutions
- **Faneuil:** Largest outsourcer of toll road management services and award winning business process outsourcing solutions
- ~ $1.7 billion in revenues
- 85% of revenues under long-term contracts

Strong Long-Term Client Relationships

- **Harland Clarke**: 15,000+ financial and commercial institutions; managing customer engagement
- **Harland Financial Solutions**: 6,000+ financial institutions; solutions touch 120,000 bank users and approximately 150,000 consumers daily
- **Scantron**: 50,000+ educational and commercial accounts; 80 of top 100 school districts in the US; serves 50 million students annually
- **Faneuil:** Five of the largest toll authorities in the US; managing customer interactions with over 442 million touch points per year

Strong Profit Margins /Robust Cash Flow Generation

- 2012 Adjusted EBITDA[2]: $496 million (29% margin)
- 2012 Cash provided by operating activities: $238 million

2012 Consolidated Adjusted Revenues[(1)]: $1,693M

Revenue by Business Segment



Faneuil 9%
Scantron 7%
HFS 18%
Harland Clarke 66%

Revenue by Product Line



Business Process Outsourcing 9%
Education & Testing 7%
FI Software 18%
FI Checks 46%
Marketing Services, Transactional Print, Forms, Other 11%
Private Label / Direct Products 9%

(1) Revenue is adjusted to add back acquisition accounting fair value adjustments;

(2) 2012 adjusted EBITDA, less the impact on Adj. EBITDA from the GlobalScholar and Spectrum K12 acquisitions and the impact of an allocation of costs related to the GlobalScholar and Spectrum K12 acquisitions

5

Growth of Products Excluding FI Checks

HARLAND CLARKE HOLDINGS CORP.

- Unique business model characterized by industry leadership, diversity of products and services, long-term customer relationships, and technology-enabled solutions
- Leading industry positions in checks, payment processing, data management, testing / assessment and education technology industries
- Balanced business mix among Harland Clarke Holdings' three business units provides an excellent platform to navigate through economic cycles. Significant investment in growth areas (Scantron) to further help mitigate cyclicality
- Diversity of end markets and customers, as well as diversity within each customer

Client Diversity (2012)


Top 20
31%
All Others
69%

Growth of Products Excluding FI Checks


$100
16%
$816
45%
$910
54%
2006
2008
2012
Non-FI Check Products
% Total Revenues

Harland Clarke Holdings is well situated to continue capitalizing on its unique position to drive value for all stakeholders

6

Proven Management Team with Significant Industry Track Record

HARLAND CLARKE HOLDINGS CORP.

Highly Experienced Executive Management Team

- **CHUCK DAWSON – President & Chief Executive Officer**
  Harland Clarke Holdings Corp.
  - 19 years with Clarke American / Harland Clarke and 35+ years of experience in the financial services and security printing industry
- **PETER FERA – Executive Vice President & Chief Financial Officer**
  Harland Clarke Holdings Corp.
  - 19 years of experience with Harland Clarke, Honeywell, and GE in various financial and operational leadership roles
- **DAN SINGLETON – President & Chief Executive Officer**
  Harland Clarke
  - 28-year career in payment solutions industry having held positions at Xerox and Deluxe Checks
- **RAJU SHIVDASANI – President & Chief Executive Officer**
  Harland Financial Solutions
  - 40+ year career in financial services technology having held positions at Fiserv and Citicorp
- **KEVIN BRUEGGEMAN – President & Chief Executive Officer**
  Scantron & GlobalScholar
  - 20+ years of leadership experience in testing and assessment including executive positions at Harcourt Assessment and Pearson Education
- **ANNA VAN BUREN – President & Chief Executive Officer**
  Faneuil
  - 30 years of business and leadership experience, including operations of government services, marketing and media companies

Multi-disciplinary expertise

Extensive sales & marketing background / experience

Long tenure / significant industry background

Significant M&A execution and integration track record

Strong public company reporting experience

7

2012 Q4 and Full Year Results 8 8  Strong Q4 results driven by significant revenue and cost initiatives  Year-over-year Adjusted EBITDA growth of $19.3 million  Adjusted EBITDA growth in all segments versus prior year  Significant 2013 benefit from carry-over of 2012 actions $121.4 $140.7 Q4 2011 Q4 2012 HCHC Adjusted EBITDA +16% Q4 2011 Q4 2012 2011 2012 Adjusted EBITDA Harland Clarke egment 89.5$ 93.5$ 347.7$ 350.0$ Harland Fin ncial Solutions segment 22.6 35.3 88.9 100.5 Scantron segment 0.7 6.3 13.3 15.0 Faneuil segment 5.5 7.3 20.9 29.1 Corporate (3.3) (4.9) (15.1) (15.9) Total 115.0$ 137.5$ 455.7$ 478.7$ Less: Impact from investments in acquired businesses (6.4) (3.2) (18.3) (17.2) Adjusted EBITDA (excluding GlobalScholar / Spectrum K12) 121.4$ 140.7$ 474.0$ 495.9$

9 II. Business Segment Overviews Chuck Dawson, Chief Executive Officer

Harland Clarke Segment Overview

HARLAND CLARKE HOLDINGS CORP.

Profile

- Comprehensive range of check and related products, marketing services and security solutions
- Trusted partner operating in a highly secure network
- Broad range of vertical industries, including Financial, Retail, Insurance, Healthcare, and Software
- 15,000+ financial and commercial relationships
- Long term contracts with 75% recurring revenue
- Significant cost reductions driven by strong culture of continuous improvement
- Accelerated growth through retail channels, Private Label and Big Box relationships
- Optimized customer-preferred channels

Solutions

- Multi-channel direct and digital marketing solutions
- Transactional print solutions; customizable
- Personal & Business checks and accessories
- Delivery, security and anti-fraud programs
- Card services
- Internet and Contact Center services
- Standard and custom financial forms
- Social and business stationery
- Survey Services

Adjusted Revenue(1)



($ in millions)
$1,305
$1,239
$1,204
$1,146
$1,113
2008
2009
2010
2011
2012

Adjusted EBITDA and Margins(1)



($ in millions)
$342
$366
$361
$348
$350
26.2%
29.5%
30.0%
30.4%
31.4%
2008
2009
2010
2011
2012
Adj. EBITDA
% Margin

Adjusted EBITDA – Quarterly(1)



($ in millions)
$81
$88
$89
$90
$85
$79
$93
$93
28.6%
30.9%
31.2%
30.7%
29.3%
28.9%
33.2%
34.4%
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Adj. EBITDA
% Margin

HARLAND CLARKE®

(1) See Appendix for reconciliation of Revenue to Adjusted Revenue and Operating Income to Adjusted EBITDA

10

Harland Clarke Check Unit Trends 11 11  Financial Institution check unit declines in the second half of 2011 and full year 2012 showed an improvement in the rate of check unit decline as compared to first half of 2011 and full year 2010  Non-Financial Institution check units increased in 2011 and 2012 as compared to full year 2010 Financial Institution Channel Non-Financial Institution Channel Unit Trends(1) Unit Trends (1) Same store units; exclude impact from new clients, lost clients and material conversions from existing clients as a result of bank acquisition and other activities  Large financial institutions  Community banks  Brokerage firms  Big box retailers  Small business software providers  Direct selling associations (10.1%) (9.0%) (5.0%) (5.6%) 2010 1H 2011 2H 2011 2012 (1.4%) 0.2% 2.7% 2.0% 20 0 1H 2011 2H 2011 2012

Harland Clarke Manages to Increase Revenue Per Order 12 12 Unit Decline Trends (Total Company) (1)  Price management  Package size changes  Up-sell opportunities through direct contacts − Expedited delivery − Enhanced check product designs  Cross-sell opportunities through direct contacts − Security offerings − Business products − Labels and stamps  Check program initiatives Revenue Factors (1) Same store units plus non-financial institution units; excludes impact from new clients, lost clients and material conversions from existing clients as a result of bank acquisition and other activities Revenue per Order* *Indexed to 2008 revenue per order (9.2%) (8.0%) (4.2%) (4.7%) 2010 1H 2011 2H 2011 2012 100.0 102.5 102.5 103.0 106.4 2008 2009 2010 2011 2012

2009 – 2012 CAGR 11.7% 6.5% 32.7% $308M Growth Platforms Marketing Services  Multi channel integrated marketing capabilities (e.g., database and e-mail marketing, advanced strategy and analytics, content generation, educational services, online surveys, mystery shopping, contact center services) Private Label  Leverage relationships with large Big Box retailers, small business software providers and direct selling associations Security Services  Expand security and compliance products and services Total 2012 Revenue 13

Harland Clarke 2012 Update 2nd Half Cost Reductions  SG&A actions; $18.5M in annualized savings with an estimated $7.5M recognized in second half of 2012  Procurement Initiatives; $11.5M in annualized savings with an estimated $3.1M recognized in second half of 2012  Operational efficiencies; $12.1M in annualized savings from packaging changes and IT initiatives with an estimated $2.7M recognized in second half of 2012 − Flat packaging changes now at full capacity Revenue Initiatives  Approximately $40.2M EBITDA impact in annualized revenue initiatives implemented in second half of 2012  Estimated $16.2M EBITDA impact in second half of 2012 14 14 Significant 2013 benefit from actions taken $82.3 $29.5 Annual EBITDA Impact 2nd Half 2012 EBITDA Impact Harland Clarke 2012 Second Half Initiatives ($ in millions)

Adjusted EBITDA – Quarterly(1) $21 $25 $20 $23 $19 $23 $23 $35 29.2% 32.9% 27.4% 33.8% 27.1% 32.9% 31.5% 41.2% Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Adj. EBITDA % Margin Profile • Trusted supplier of software and services to 6,000+ financial institutions • 80% recurring revenue • Successful integration of 11 acquired companies • Maximized cross-sell of core and point solutions to existing clients • Expanded margins through cost reduction efforts • Extension of development and technical capabilities through India Development Center Solutions • Enterprise/Core Systems • Lending & Compliance • Risk Management • Electronic Payments • Branch Automation & Marketing • Self-Service ($ in millions) ($ in millions) Adjusted Revenue(1) 15 Harland Financial Solutions Overview 15 Adjusted EBITDA and Margins(1) (1) See Appendix for reconciliation of Revenue to Adjusted Revenue and Operating Income to Adjusted EBITDA $295 $279 $283 $289 $297 2008 2009 2010 2011 2012 $76 $78 $81 $89 $101 25.8% 28.0% 28.6% 30.8% 34.0% 2008 2009 2010 2011 2012 Adj. EBITDA % Margin ($ in millions)

HARLAND CLARKE HOLDINGS CORP.™

Harland Financial Solutions Growth Platforms

Harland Financial Solutions is well positioned to deliver best in class integration of point solutions with a modern architecture core platform.

	2009 –2012 CAGR
Phoenix EFE ▪ Expand cross-sales of specialized solutions to core customers, building upon expertise; add scale as well as large and global bank capabilities	4.5%
Self-service ▪ Expand Cavion internet, business, voice, and mobile banking growth ▪ Expand uBanking account opening, aggregation, switching, and payments growth	15.7%
Lending & Compliance ▪ Develop SaaS lending solution; leverage compliance strength in increasing regulatory environment ▪ Significant backlog growth	5.5%
Risk Management ▪ Continued bookings growth of CreditQuest and DecisionPro	10.4%
Payments ▪ Expand solutions for payment applications (e.g., Bill Pay, P2P, ACH)	24.2%
Total Revenue	$149M

HARLAND FINANCIAL SOLUTIONS

16

Bookings / Backlog Growth  Bookings up 14% versus prior year  9.6% CAGR in new and add-on bookings since 2009  Backlog increased by 45% versus prior year Adjusted EBITDA margin expansion of over 300 basis points driven by execution of revenue initiatives coupled with controlling discretionary costs  Travel and discretionary spending  Increased India development team from 26 in December 2010 to 91 as of December 2012 Key Wins  218 new LaserPro clients  47 new CreditQuest clients  75 new uBanking clients  6 new PhoenixEFE bookings including: − Riverview Bank − First State Bank of Illinois − Hawaii National Bank Harland Financial Solutions 2012 Update 17 17

Adjusted EBITDA and Margins(1) Scantron Education and Commercial Business Overview 18 ($ in millions) ($ in millions) Adjusted Revenue(1) Profile • Defined the market for accurate and reliable capture of student performance data. • Leader in educational assessment content, technology and product offerings • Innovative data solutions • Stable, high margin business • Serve 80 of the largest 100 school districts in the United States, as well as 70 countries Solutions • Classroom-based Formative Assessment • District / State-based Interim Assessment • Higher Education assessment solutions • Scanners and Forms • Data capture software solutions • Testing and Data collection services • Data management solutions for vertical markets outside of Education industry (1) See Appendix for reconciliation of Revenue to Adjusted Revenue and Operating Income to Adjusted EBITDA $128 $125 $119 $112 $102 2008 2009 2010 2011 2012 Adjusted EBITDA – Quarterly(1) ($ in millions) $9 $5 $10 $7 $8 $5 $10 $10 30.0% 19.2% 34.5% 26.9% 29.6% 20.8% 40.0% 38.5% Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Adj. EBITDA % Margin $38 $40 $40 $32 $32 29.7% 32.0% 33.6% 28.6% 31.4% 2008 2009 2010 2011 2012 Adj. EBITDA % Margin

GlobalScholar and Spectrum K12 Acquisitions Overview 19 ($ in millions) ($ in millions) Adjusted Revenue(1) Adjusted EBITDA(1) Profile • Education software supporting school / district administration • Technology enabling analytics to drive personalized learning • Software and services supporting specialized applications like Response To Intervention • Sharpening focus of technology and go-to-market strategies Solutions Web Based Education Solutions: - Leading software for standards-based grading and reporting - Analytics and reporting technology - Online Tutoring - Professional Services (1) See Appendix for reconciliation of Revenue to Adjusted Revenue and Operating Income to Adjusted EBITDA $3 $20 $24 2010 2011 2012 $0.3 $(18.3) $(17.2) 2010 2011 2012 Adjusted EBITDA – Quarterly(1) ($ in millions) $(6.1) $(2.6) $(3.2) $(6.4) $(8.8) $(2.3) $(2.9) $(3.2) Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12

Education Platforms

HARLAND CLARKE HOLDINGS CORP.™

	2012 Revenues
Data Solutions	$ 85M
Education Technology	$ 41M

Data Solutions

- Broad offering of standard and custom print products
- Investment in digital print technology to address further customer needs for non-scannable printing
- Expansion into new growth markets, domestically and internationally (e.g. voting systems)
- Expanded modes of data capture (web: Safety*Capture*™ onDemand; mobile, handheld) and value-add through reporting and analytics

Education Technology

- K12 assessment delivery, analysis, reporting
- Higher Ed assessment delivery
- Gradebook system
- Analytics and reporting technology

GlobalScholar® Empowering the world to learn

SCANTRON®

spectrum K12 SCHOOL SOLUTIONS Move Every Child Forward®

Cognition® onDemand.

SafetyCapture onDemand.

SCANTRON®

20

Scantron 2012 Update

HARLAND CLARKE HOLDINGS CORP.


Scantron
2012 Second Half Initiatives
$20.0
$11.0
Annual EBITDA Impact
2nd Half 2012 EBITDA Impact
($ in millions)

Cost reduction actions taken of approximately $20M in annualized savings, with an estimated $11M to be recognized in second half of 2012

Billings growth of 9.7% Q4 YTD at GlobalScholar and Spectrum K12

New wins

- Michigan Education Achievement Authority
- Fulton County Schools
- Latinmedia

Cost Actions

- FTE and contractor reductions
- Business process improvements in implementation and product engineering
- Cost reduction initiatives in travel and discretionary spend

SCANTRON

21

HARLAND CLARKE HOLDINGS CORP.

Faneuil Business Overview

Profile

- Business Process Outsourcing and Managed Services Experts
- Leading contact center, violations processing center, operations services provider
- Acquired mid-March 2012 for $70 million with cash on hand
- Estimated synergies of $4.5 million
- Integrated Harland Technology Services and Medical Device Tracking businesses into Faneuil
- Largest outsource provider of toll road management services in the US
- Demonstrated consistent growth

Solutions

- Customer Service
- Back Office Toll Operations
- Business Intelligence Services
- Rapid Deployment
- Call Center Service
- Violation Enforcement Services
- Medical Device Tracking
- Technology Management Services

FANEUIL

Revenue[1]


($ in millions)
$142
$145
$158
$169
$160
$71
$74
$91
$100
$71
$71
$67
$69
2008
2009
2010
2011
2012
HTS & MDT
Proforma Faneuil
Consolidated Faneuil

Adjusted EBITDA[1]


($ in millions)
$21
$28
$28
$29
$29
$5
$6
$8
$9
$16
$22
$20
$20
2008
2009
2010
2011
2012
HTS & MDT
Proforma Faneuil
Consolidated Faneuil

Adjusted EBITDA – Quarterly[1]


($ in millions)
$6.4
$7.0
$8.1
$7.6
$5.8
$7.5
$8.5
$7.3
$1.4
$1.8
$2.9
$2.4
$5.0
$5.2
$5.2
$5.2
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
HTS & MDT
Proforma Faneuil
Consolidated Faneuil

(1) Faneuil results included as if acquisition occurred January 1, 2008; See Appendix for reconciliation of Revenue to Adjusted Revenue and Operating Income to Adjusted EBITDA

22

Faneuil 2012 Update 23 23 Successfully integrated Harland Technology Services and Medical Device Tracking businesses More than $2 million in annualized savings from synergy actions taken, with an estimated $0.7 million impact in the second half of 2012 Implemented new revenues  495 Expressway  Linq3 New system development for Boston Scientific; seeking to leverage system for new clients Fourth quarter RFP for Washington state’s Health Benefit Exchange awarded to Faneuil in Q1 2013

24 III. Financial Overview Peter Fera, Chief Financial Officer

Summary of 2012 Results

HARLAND CLARKE HOLDINGS CORP.

($ in millions)	Q4 2011	Q4 2012	2011	2012
Adjusted EBITDA				
Harland Clarke segment	$ 89.5	$ 93.5	$ 347.7	$ 350.0
Harland Financial Solutions segment	22.6	35.3	88.9	100.5
Scantron segment	0.7	6.3	13.3	15.0
Faneuil segment	5.5	7.3	20.9	29.1
Corporate	(3.3)	(4.9)	(15.1)	(15.9)
Total	**$ 115.0**	**$ 137.5**	**$ 455.7**	**$ 478.7**
Less: Impact from investments in acquired businesses	(6.4)	(3.2)	(18.3)	(17.2)
Adjusted EBITDA (excluding GlobalScholar / Spectrum K12)	**$ 121.4**	**$ 140.7**	**$ 474.0**	**$ 495.9**

Harland Clarke

- Adjusted EBITDA increased $4.0 million in the fourth quarter of 2012 as compared to the fourth quarter of 2011 due to revenue and cost reduction initiatives implemented in the third quarter of 2012.

Harland Financial Solutions

- Delivered $35.3 million in Adjusted EBITDA in the fourth quarter of 2012, an increase of $12.7 million as compared to 2011, primarily due to an increase in license fee revenues.

Scantron

- Adjusted EBITDA increased $5.6 million in the fourth quarter of 2012 as compared to the fourth quarter of 2011 primarily due to cost reductions that were implemented in the third and fourth quarters of 2012.
- Continued improvement in billings at the acquired GlobalScholar and Spectrum K12 businesses, growing 9.7% in 2012 compared to 2011.

Faneuil

- Adjusted EBITDA increased $1.8 million in the fourth quarter of 2012 as compared to the fourth quarter of 2011 primarily due to the acquisition of Faneuil and synergies achieved as a result of combining the Harland Technology Services and Medical Device Tracking businesses into the Faneuil segment.

Continued strong results with Adjusted EBITDA up 16% in the fourth quarter

25

2013 Outlook 26 26 Harland Clarke  Significant continuing benefit from 2012 second half revenue and cost reduction initiatives  Financial Institution unit declines of 6-7%  Additional revenue and cost reduction initiatives planned for 2013  Continued focus on non-FI check products, including Security Services, Marketing Services, and Private Label Harland Financial Solutions  Expected continued growth in 2013 driven by Lending and Compliance, Phoenix EFE, and Self-services solutions  Significant backlog from 2012 will benefit 2013 growth  Continued cost control will help drive improved margins Scantron  Continued focus on driving profitability in GlobalScholar / Spectrum K12  Significant benefit expected from 2012 second half cost reduction initiatives Faneuil  Continue to leverage the combination of Faneuil, Harland Technology Services and Medical Device Tracking to drive growth and efficiencies  Capitalize on strong transportation capabilities to drive additional growth  Continue to drive growth in non-transportation industries, including health care and utilities

2013 Adjusted EBITDA Outlook 27 27 Harland Clarke Holdings on-track to deliver a strong 2013 ($ in millions) 2012 2013 Outlook Results Range Adjusted EBITDA Harland Clarke segment 350$ 343$ 351$ Harland Financial Solutions segment 101 108 112 Scantron segment 32 30 31 Faneuil segment 29 24 26 Corporate (16) (15) (15) Adjusted EBITDA (excl. GlobalScholar / Spectrum K12) 496$ 490$ 505$ GlobalScholar / Spectrum K12 (17) (11) (8) Total Adjusted EBITDA 479$ 479$ 497$

28 Solid, Long-term Historical Performance Adjusted Revenue (1) ($ in millions) Adjusted EBITDA(1) ($ in millions) Cash Flow from Operations ($ in millions)  Strong cash flow generation and conversions  Low capital expenditures requirements  High recurring revenue stream − Broad customer base and ~85% of revenues under long-term contract (3-5 years)  Demonstrated ability to integrate acquisitions  Diversified revenue base  Demonstrated track record of margin improvement  Significant investment in web-based education technology  Exceeded synergy target of $112.6 million from the John H. Harland acquisition (1) See Appendix for reconciliation of Revenue to Adjusted Revenue and Operating Income to Adjusted EBITDA $245 $20 $205 $273 $240 $238 $265 12.0% 16.3% 14.7% 14.1% 15.4% 2009 2010 2011 2012 2013 P Operating Cash Flow Guidance Range % of Revenue $1,630 $46 $1,713 $1,674 $1,637 $1,693 $1,676 2009 2010 2011 2012 2013 P Adjusted Revenues Guidance Range Total $490 $15 $493 $487 $474 $496 $505 28.8% 29.1% 29.0% 29.3% 30.1% 2009 2010 2011 2012 2013 P Adjusted EBITDA Guidance Range % Margin

Cash Projections 29 Key Cash Characteristics:  Historical strong cash generation  Low working capital requirements  High EBITDA margin businesses  Low reinvestment rate (1) Cash provided by operating activities for 2013 P is shown at the mid-point of the 2013 guidance 2010 2011 2012 2013 P Cash provided by operating activities (1) 273$ 240$ 238$ 255$ Capital Expenditures 39$ 59$ 58$ 55$ Operating cash flow less capex 234$ 181$ 180$ 200$ ($ in millions)

Debt and Leverage Trends 30  Repaid $77 million of debt in 2012  Significant improvement in leverage ratio through improvements in results and decrease in total debt  Required debt repayments of approximately $77 million per year with new debt agreements ($ in millions) (1) Leverage is calculated using Consolidated EBITDA as defined in the Harland Clarke Holdings Credit Agreement $2,369.9 $2,157.0 $2,079.7 $2,000.2 5.2x 4.5x 4.1x 3.8x 2007 2011 2012 2013 P Total Debt Leverage(1)

31 Appendix

Harland Clarke Holdings Corp.
Adjusted Revenue and EBITDA Reconciliations

HARLAND CLARKE HOLDINGS CORP.™

($ in millions)

	2008	2009	2010	2011	2012
Revenues	$ 1,794.6	$ 1,712.3	$ 1,671.2	$ 1,623.7	$ 1,668.9
Impact of acquisition accounting adjustments	3.0	0.4	2.7	13.8	24.0
Adjusted Revenues	$ 1,797.6	$ 1,712.7	$ 1,673.9	$ 1,637.5	$ 1,692.9

	2008	2009	2010	2011	2012
Operating income	$ 264.8	$ 250.3	$ 296.7	$ 158.6	$ 200.8
Depreciation and amortization	164.5	162.1	157.9	164.4	213.6
Gain/(loss) on early exting. of debt	-	65.0	-	(0.1)	(34.2)
Loss from equity method investment	-	-	-	-	(0.1)
Other income (expense)	(0.4)	0.1	0.1	13.2	(0.2)
EBITDA	428.9	477.5	454.7	336.1	379.9
Adjustments:					
Restructuring costs	14.6	32.5	22.3	12.6	18.9
Acq. related def purch. price / changes in contingent cons.	8.1	3.5	1.4	(24.3)	(0.6)
Asset impairment charges	2.4	44.4	3.7	111.6	1.7
(Gain) /loss on early exting. of debt	-	(65.0)	-	0.1	34.2
Gain on sale of marketable securities	-	-	-	(13.2)	-
One-time, non-cash charge; change in revenue recognition	-	-	-	1.6	1.2
Impact of acquisition accounting adjustments	3.0	0.4	2.7	17.6	23.2
Transaction related expenses	-	-	-	-	3.5
Customer billings in excess of recognized revenues	-	-	2.2	13.6	16.0
Unusual legal expenses	-	-	-	-	0.6
Loss from equity method investment	-	-	-	-	0.1
Adjusted EBITDA	$ 457.0	$ 493.3	$ 487.0	$ 455.7	$ 478.7
Less: Impact from investments in acquired businesses	$ -	$ -	$ 0.3	$ (18.3)	$ (17.2)
Adjusted EBITDA (excl. GlobalScholar / Spectrum K12)	$ 457.0	$ 493.3	$ 486.7	$ 474.0	$ 495.9

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($ in millions) Harland Clarke Adjusted Revenue and EBITDA Reconciliations 33 2008 2009 2010 2011 2012 Revenues 1,304.5$ 1,239.0$ 1,2 3.4$ 1, 44.5$ 1, 42.6$ Impact of acquisition accounting adjustments - - 0.6 1. (29.8) Adjusted Revenues 1,304.5$ 1,239.0$ 1,204.0$ 1,146.0$ 1,112.$ 2008 2009 2010 2011 2012 Op rating ncome 218.5$ 197.4$ 241.2$ 242.2$ 214.0$ Depreciation and amortization 112.7 109.6 103.5 93.5 146.2 EBITDA 331.2 307.0 344.7 335.7 360.2 ments: Restructuring costs 8.3 25.7 12.3 7.7 11.0 Acq. related def purch. price / changes in contingent cons. - - - (0.8) - Asset impairment charges 2.4 33.6 3.7 0.6 0.8 Impact of acquisition accounting adjustments - - 0.6 4.5 (22.0) Adjusted EBITDA 341.9$ 366.3$ 361.3$ 347.7$ 350.0$

Harland Financial Solutions Adjusted Revenue and EBITDA Reconciliations 34 2008 2009 2010 2011 2012 Revenues 293.7$ 278.9$ 282.7$ 285.8$ 253.7$ Impact of acquisition accounting adjustments 1.4 0.1 - 3.0 4 .0 Adjusted Revenues 295.1$ 279.0$ 282.7$ 288.8$ 296.7$ ($ in millions) 2008 2009 2010 2011 2012 Operating income 34.1$ 32.8$ 48.6$ 53.9$ 23.3$ Depreciation and amortization 28.7 26.9 28.5 27.1 38.4 EBITDA 62.8 59.7 77.1 81.0 61.7 Adjustments: Restructuring costs 3.9 3.8 2.8 0.4 0.4 cq. related def purch. price / changes in contingent cons. 8 3 5 1.1 (0 7) (0 6) Asset impairment charges - 10.6 - - 0.1 One-time, non-cash charge - - - 1.6 1.2 Impact of acquisition accounting adjustments 1.4 0.1 - 3.6 33.8 Customer bill ings in excess of recognized revenues - - - 3.0 3.9 Adjusted EBITDA 76.2$ 77.7$ 81.0$ 88.9$ 100.5$

Scantron Education and Commercial Business Adjusted Revenue and EBITDA Reconciliations 35 ($ in millions) 2008 2009 2010 2011 2012 Operating income (loss) 16.6$ 17.3$ 9.0$ (132.0)$ (26.6)$ Depreciation and amortization 18.7 19.9 20.2 35.2 17.9 EBITDA 35.3 37.2 29.2 (96.8) (8.7) Adjustments: Restructuring costs 2.4 3.0 6.6 4.5 5.8 Acq. related def purch. price / changes in contingent cons. - - 0.3 (22.8) - Asset impairment charges - 0.2 - 108.3 - Impact of acquisition accounting adjustments 0.6 - 1.8 9.5 5.6 Transaction related expenses - - - - 0.2 Customer bill ings in excess of recognized revenues - - 2.2 10.6 12.1 Adjusted EBITDA 35.9$ 37.4$ 33.2$ 31.6$ 9.2$ Less: Impact from investments in acquired businesses - - 0.3 (18.3) (17.2) Adjusted EBITDA (excl. GlobalScholar / Spectrum K12) 35.9$ 37.4$ 32.9$ 49.9$ 26.4$ 2008 2009 2010 2011 2012 Revenues 127.3$ 124.2$ 119.5$ 122.6$ 119.9$ Impact of cquisition accounting adjustments 0.6 - 1.8 9 5.7 Adjusted Revenues 127.9$ 124.2$ 121.3$ 131.9$ 125.6$ Less: Gl b lScholar & Spectrum K12 Adjusted Revenues - 3 1 20 3 23 Adju ted Rev nu s ( xcl. GlobalScholar / Spectrum K12) 127.9$ 124.2$ 118.2$ 111.6$ 102 0$

GlobalScholar and Spectrum K12 Acquisitions Adjusted Revenue and EBITDA Reconciliations 36 2010 2011 2012 Revenues 1.3$ 11.5$ 22.9$ Impact of acquisition accounting adjustments 1.8 8.8 0.7 Adjusted Revenues 3.1$ 20.3$ 23.6$ ($ in millions) 2010 2011 2012 Operating loss (4.4)$ (54.9)$ (32.0)$ Depreciation and amortization 0.2 18.6 3.9 EBITDA (4.2) (36.3) (28.1) Adjustments: Restructuring costs - 2 5 2 Acq. related def purch. price / changes in contingent cons. 0.5 (0.5) - Impact of acquisition accounting adjustments 1.8 8.8 - Customer bill ings in excess of recognized revenues 2.2 10.6 12.1 Allocation of costs related to acquired businesses - (3.4) (3.8) Adjusted EBITDA 0.3$ (18.3)$ (17.2)$

Faneuil Adjusted Revenue and EBITDA Reconciliations 37 *2011 period includes Faneuil results from January 1, 2011 through December 21, 2011. The period of December 22, 2011 through December 31, 2011, the date of common control of HCHC and Faneuil, is included in the HCHC results and includes $2.7M in revenues and $0.3M in Adjusted EBITDA for Faneuil 2008 2009 2010 2011 2012 Revenues 69.9$ 70.9$ 66.3$ 71.5$ 155.0$ Impact of acquisition accounting adjustments 1.0 0.3 0.3 - 5.1 Adjusted Revenues 70.9$ 71.2$ 66.6$ 71.5$ 160.1$ Fanueil revenues as if acquired January 1, 2008* 71.0 73.5 91.1 97.2 - Proforma Adjusted Revenues 141.9$ 144.7$ 157.7$ 168.7$ 160.1$ ($ in millions) 2008 2009 2010 2011 2012 Operating income 10.4$ 15.6$ 13.1$ 9.6$ 8.8$ Depreciation and amortization 4.4 5.7 5.7 8.6 11.1 EBITDA 14.8 21.3 18.8 18.2 19.9 Adjustments: structuring costs - - 0.6 - 1.7 sset imp irment charges - - - 2.7 8 Impact of acq i ition ccounting adjustments 0 3 0 3 - 5.8 T ansaction related expe s - - - - .3 Unusual legal expenses - - - - 0.6 Adjusted EBITDA 15.8$ 21.6$ 19.7$ 20.9$ 29.1$ Fanueil Adj. EBITDA as if acquired January 1, 2008* 4.9 6.0 8.6 8.2 - Proforma Adjusted EBITDA 20.7$ 27.6$ 28.3$ 29.1$ 29.1$

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